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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    000-23489               52-1309227
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 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)

    4950 Communication Avenue, Suite 300, Boca Raton, Florida        33431
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            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 29, 2005, Access Worldwide (AWWC) Philippines, Inc., a Philippine corporation, and wholly owned subsidiary of Access Worldwide Communications, Inc., entered into a five (5) year Lease Agreement with RCBC Realty Corporation, a corporation duly organized and existing by virtue of the laws of the Republic of the Philippines, for the 18,000 sq./ft. premises located at RCBC Plaza, 18th Floor, Ayala Avenue, cor. Senator Gil Puyat Avenue, Makati City, Metro Manila, Philippines. The aggregate value of the Lease Agreement in U.S. dollars is $920,700.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1 LEASE AGREEMENT, dated March 29, 2005, by and between RCBC REALTY CORPORATION and ACCESS WORLDWIDE (AWWC) PHILIPPINES INC.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                       (Registrant)

Date: April 1, 2005

                                       By /s/ Richard Lyew
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                                          Richard Lyew
                                          Executive Vice President and Chief
                                          Financial Officer (principal financial
                                          and accounting officer)

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